UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                    July 31, 2007

SOLTERA MINING CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-51841 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)
1005 – 289 Drake Street, Vancouver, British Columbia, Canada (Address of principal executive offices)		V6B 5Z5 (Zip Code)

Registrant’s telephone number, including area code  (604) 732-1304

n/a
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.

Entry into a Material Definitive Agreement.

Pursuant to the terms and conditions of a stock acquisition agreement, Soltera has agreed to acquire all of the shares of Incas Mineral S.A. (“Incas”) from the sole shareholder of Incas, Fabio Montanari, for the purchase price of $1,500, which represents the costs for incorporating and organizing Incas in the jurisdiction of Argentina.

As additional consideration, Soltera has agreed to the following:

1.

appointment of Fabio Montanari to the board of directors of Soltera as an additional director;

2.

appointment of Mr. Montanari as the president and CEO of Soltera;

3.

to enter into a management agreement with Mr. Montanari for a monthly fee of $8,500, for which Mr. Montanari will provide management services to Soltera in his role as the president and CEO of Soltera; and

Form 8-K	Soltera Mining Corp.	Page 2

4.

to issue to Mr. Montanari or his nominees a number of shares of common stock in the capital of Soltera equal to 10% of the issued and outstanding shares of Soltera at the time Soltera (1) receives a bankable feasibility study on any group of mineral properties it has an interest and which Mr. Montanari is responsible for bringing to Soltera, and (2) sells any such properties before a bankable feasibility study is completed, provided that Mr. Montanari does not own more than 65% of the issued and outstanding shares of Soltera at any time.

See Exhibit 10.5 – Stock Acquisition Agreement for more details.

Incas was incorporated in Argentina on July 6, 2007.  The sole assets of Incas are two mineral property exploration and option agreements.

The first option agreement, between Antonio Augustin Giulianotti and Incas, is dated July 6, 2007 and covers one mineral claim in Argentina covering 6,395hectares.  Incas has the exclusive right to explore the mineral claims with an option to acquire a 100% interest in the mineral claim upon fulfilling the following conditions:

a.

During the term of the option, Incas is obliged to submit to Mr. Giulianotti a quarterly report with technical data and detailed expenses on the mineral claim.

b.

Mr. Giulianotti will be entitled to a 1% of a Foundry Net Return, which can be purchased by Incas for $1 million anytime after production commences on the mineral claim.

c.

After commencement of production on the mineral claim, Incas will pay Mr. Giulianotti a total of $3.5 million, less any payments made by Incas during the option period.  Incas can choose one of the following payment plans:

i.

one lump sum payment; or

ii.

$500,000 every six months plus a penalty payment of $350,000.

d.

On June 30, 2008, Incas will pay Mr. Giulianotti $20,000.

e.

Within 12 months of signing the option agreement, Incas will conduct a geological and mining inspection and audit of the mineral claim.

f.

On June 30, 2009, Incas will pay Mr. Giulianotti $40,000.

g.

On June 30, 2010, Incas will pay Mr. Giulianotti $80,000.

h.

Within 36 months of signing the option agreement, Incas will make an investment of $1 million in the exploration of the mineral claim.

i.

From June 30, 2011 until the mineral claim are put into production, Incas will pay Mr. Giulianotti $100,000 biannually making the first payment on June 30, 2011.

See Exhibit 10.6 - First Option Agreement for more details.

Form 8-K	Soltera Mining Corp.	Page 3

The second option agreement, between Manuel Bernal Mateo and Incas, is dated July 6, 2007 and covers three mineral claims in Argentina covering 3,947 hectares.  Incas has the exclusive right to explore the mineral claims with an option to acquire a 100% interest in the properties upon fulfilling the following conditions:

a.

During the term of the option, Incas is obliged to submit to Mr. Mateo a quarterly report with technical data and detailed expenses on the mineral claims.

b.

Mr. Mateo will be entitled to a 1% of a Foundry Net Return, which can be purchased by Incas for $1 million anytime after production commences on the mineral claims.

c.

After commencement of production on the mineral claims, Incas will pay Mr. Mateo a total of $3.5 million, less any payments made by Incas during the option period.  Incas can choose one of the following payment plans:

iii.

one lump sum payment; or

iv.

$500,000 every six months plus a penalty payment of $350,000.

d.

On July 30, 2007, Incas will loan either Mr. Mateo or Mr. Guilianotti $180,000 to be used to purchase a backhoe to be used in the exploration of the alluvial bed.  The borrower will repay the loan with $10,000 monthly payments commencing on December 1, 2007. Mr. Mateo has signed a special power of attorney with Mr. Guilianotti.  This term of the option agreement has been satisfied.  See below and Exhibit 10.9 – Loan Agreement for more details.

e.

On June 30, 2008, Incas will pay Mr. Mateo $50,000.

f.

Within 12 months of signing the option agreement, Incas will conduct a geological and mining inspection and audit of the mineral claims.

g.

On June 30, 2009, Incas will pay Mr. Mateo $100,000.

h.

On June 30, 2010, Incas will pay Mr. Mateo $200,000.

i.

Within 36 months of signing the option agreement, Incas will make an investment of $1 million in the exploration of the mineral claims.

j.

From June 30, 2011 until the mineral claims are put into production, Incas will pay Mr. Mateo $150,000 biannually making the first payment on June 30, 2011.

See Exhibit 10.7 - Second Option Agreement for more details.

On July 30, 2007, Soltera, Incas and Antonio Augustin Giulianotti entered into a loan agreement whereby Soltera, on behalf of Incas, lent Mr. Giulianotti $180,000 for the purpose of acquiring a backhoe to be used on the minerals claims for the exploration and exploitation of the alluvial part of the optioned mineral claims.  The loan bears no interest and may be prepaid by Mr. Giulianotti without penalty.

Form 8-K	Soltera Mining Corp.	Page 4

Beginning on December 1, 2007, Mr. Giulianotti will make a monthly repayment of $10,000 to Soltera and will continue paying the monthly payments until May 1, 2009 or such time as the loan is repaid in full.

Pursuant to the terms and conditions of the loan agreement, Mr. Giulianotti will grant to Soltera fixed and specific mortgages on the backhoe and on two properties (Cerro Zapaleri and Mina El Torno), both of which are objects of the contract between Mr. Giulianotti and Incas signed in Jujuy, Argentina on July 6, 2007.  Mr. Giulianotti will also assist Soltera in obtaining any consents required for the effectiveness of any specific mortgage.

See Exhibit 10.9 - Loan Agreement for more details.

Item 3.02.

Unregistered Sales of Equity Securities

On June 25, 2007, the board of directors authorized the issuance of 1,000,000 restricted units at a subscription price of $0.40 per restricted unit.  Each restricted unit consisted of one restricted shares of common stock in the capital of Soltera and one-half of a non-transferable share purchase warrant.  Each restricted whole warrant enabled the holder to purchase one additional restricted share of common stock in the capital of Soltera at a price of $0.55 per restricted warrant for a period of two years.  This offering closed on June 28, 2007 and Soltera raised $400,000 in cash and issued an aggregate 1,000,000 restricted units to one non-US subscriber outside the United States.

On July 16, 2007, the board of directors authorized the issuance of 1,200,000 restricted units at a subscription price of $0.50 per restricted unit.  Each restricted unit consisted of one restricted shares of common stock in the capital of Soltera and one-half of a non-transferable share purchase warrant.  Each restricted whole warrant enabled the holder to purchase one additional restricted share of common stock in the capital of Soltera at a price of $0.75 per restricted warrant for a period of two years.  This offering closed on July 25, 2007 and Soltera raised $600,000 in cash and issued an aggregate 1,200,000 restricted units to one non-US subscriber outside the United States.

For the two non-US subscribers outside the United States in these two closings, Soltera relied upon Section 4(2) of the Securities Act of 1933 and Rule 903 of Regulation S promulgated pursuant to that Act by the Securities and Exchange Commission.  The value of the restricted units was arbitrarily set by Soltera and had no relationship to its assets, book value, revenues or other established criteria of value.  All the restricted common shares issued in these two offerings were issued for investment purposes in a “private transaction”.  Management is satisfied that Soltera complied with the requirements of the exemption from the registration and prospectus delivery of the Securities Act of 1933.  The offering was not a public offering and was not accompanied by any general advertisement or any general solicitation.  Soltera received from each subscriber a completed and signed subscription agreement containing certain representations and warranties, including, among others, that (a) the subscriber was not a U.S. person, (b) the subscriber subscribed for the shares and warrants for their own investment account and not on behalf of a U.S. person, and (c) there was no prearrangement for the sale of the shares or warrants with any buyer.  No offer was made or accepted in the United States and the share certificates representing the shares were issued bearing a legend with the applicable trading restrictions.

Form 8-K	Soltera Mining Corp.	Page 5

Item 5.01.

Changes in Control of Registrant.

On July 24, 2007, Nadwynn Sing and Fabio Montanari entered into a stock transfer agreement for the transfer of 11 million shares in the capital of Soltera.  See Exhibit 10.8 – Share Transfer Agreement for more details.  The shares will be transferred upon the loan agreement between Incas and Mr. Giulianotti is signed and the loan proceeds are advanced in connection with the option agreement and loan agreement discussed above.  See Exhibit 10.7 – Option Agreement and Exhibit 10.9 – Loan Agreement for more details.  When the 11 million shares are transferred, there will be a change in control in the voting shares of Soltera.

As a result of the share transfer, Fabio Montanari, the CEO and president of Soltera, will own 19.5% of the issued and outstanding shares of common stock in the capital of Soltera and Nadwynn Sing, the CFO of Soltera, will own 29.8% of the issued and outstanding shares of common stock in the capital of Soltera.

Prior to the transfer of shares, no shareholder beneficially owned 5% or more of the issued and outstanding shares of common stock, with the exception of Nadwynn Sing, who owned 55.7% of the issued and outstanding shares of common stock.

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As a term and condition of the Stock Acquisition Agreement, On July 24, 2007, Nadwynn Sing resigned as the president and CEO of Soltera.  See Exhibit 10.5 - Stock Acquisition Agreement for more details.

Also, on July 24, 2007, Fabio Montanari consented to and was appointed as an additional director of Soltera by the Board of Directors.  Mr. Montanari was also appointed the president and CEO of Soltera on July 24, 2007, by the board of directors.

Fabio Montanari (50 years old) has been a geologist since 1985.  Mr. Montanari received his Doctor Degree in Geology in 1985 from the University of Ferrara (Italy).

Mr. Montanari does not hold a directorship in any other reporting company

There is no family relationship among the directors or officers.

During the last two years, there has been no transaction or proposed transaction that Soltera was or is a party to in which Mr. Montanari had or is to have a direct or indirect material interest, with the exception of the Stock Acquisition Agreement.  See Exhibit 10.5 – Stock Acquisition Agreement for more details.

Form 8-K	Soltera Mining Corp.	Page 6

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit	Description
10.5	Stock Acquisition Agreement dated July 24, 2007 between Soltera Mining Corp. and Fabio Montanari.	Included
10.6	First Option Agreement dated July 6, 2007 between Antonio Augustin Giulianotti and Incas Mineral, S.A.	Included
10.7	Second Option Agreement dated July 6, 2007 between Manuel Bernal Mateo and Incas Mineral, S.A.	Included
10.8	Share Transfer Agreement dated July 24, 2007 between Nadwynn Sing and Fabio Montanari.	Included
10.9	Loan Agreement dated July 30, 2007 among Soltera Mining Corp., Incas Mineral, S.A., and Antonio Augustin Giulianotti	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Soltera Mining Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

SOLTERA MINING CORP.

/s/ Nadwynn Sing

Dated:  July 31, 2007

By:

Nadwynn Sing – CFO

Form 8-K	Soltera Mining Corp.	Page 7

Exhibit 10.5

STOCK ACQUISITION AGREEMENT

THIS STOCK ACQUISITION AGREEMENT dated as of the 24th day of July, 2007,

BETWEEN:

SOLTERA MINING CORP., a company incorporated under the laws of the State of Nevada and having an office located at 1005 – 289 Drake Street, Vancouver, British Columbia, V6B 5Z5

(the “Purchaser”)

AND:

FABIO MONTANARI, a businessman with Italian Passport No. E571059 with current domicile at Via il Perugino 8, No. 09121 Cagliari, Italy

(the “Shareholder”)

WHEREAS:

A.

The Shareholder is the registered and beneficial owner of all of the shares in the capital of Incas Mineral, S.A. (the “Shares”);

B.

The Shareholder wishes to sell, and the Purchaser wishes to purchase, the Shares pursuant to the terms and conditions of this agreement;

C.

Incas Mineral, S.A. is party to one exploration agreement with an option to purchase dated July 6, 2007 between the Antonio Augustin Giulianotti and Incas Mineral, S.A. (the “First Option Agreement”) and a second exploration agreement with an option to purchase dated July 6, 2007 between Antonio Augustin Giulianotti and Incas Mineral, S.A. (the “Second Option Agreement”);

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of $1.00 and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are acknowledged, the parties covenant and agree as follows:

1.

The Shareholder agrees to sell and the Purchaser agrees to purchase the Shares for and at a price of US$ 1,500.00, which represents all of the Shareholder’s costs for incorporating and organizing Incas Mineral, S.A.

2.

As consideration for the acquisition of the Shares, the Purchaser will:

a.

nominate the Shareholder for appointment to the Purchaser’s board of directors and for appointment as the president and CEO of the Purchaser;

b.

pay the Shareholder a management fee of US$8,500 per month for providing management services to the Purchaser in his role as president and CEO of the Purchaser; and

c.

agree to issue to the Shareholder a number of shares of common stock in the capital of the Purchaser equal to 10% of the issued and outstanding shares of the Purchaser at the time the Purchaser complete a bankable feasibility study on any group of mineral properties as represented by either the First Option Agreement or the Second Option Agreement.

d.

agree to issue to the Shareholder a number of shares of common stock in the capital of the Purchaser equal to 10% of the issued and outstanding shares of the Purchaser at the time the Purchaser complete a bankable feasibility study on any group of future mineral properties that the Shareholder is responsible for bringing to the Purchaser while the Shareholder is active as the President and/or CEO of the Purchaser.

e.

if any group of future mineral properties that the Shareholder is responsible for bringing to the Purchaser while the Shareholder is active as the President and/or CEO of the Purchaser is sold or will be completely bought from the purchaser prior to the completion of a bankable feasibility study, the Purchaser will agree to issue to the Shareholder a number of shares of common stock in the capital of the Purchaser equal to 10% of the issued and outstanding shares of the Purchaser.

f.

in the case of any 10% share issuance related to a bankable feasibility study the Purchaser shall issue the common stock in the capital of the Purchaser as follows: Fabio Montanari 90% and Kevan Lynton Ashworth 10%.

g.

the maximum percentage of shares of common stock in the capital of the Purchaser that can be own at the same time from the Shareholder will be limited to 65% of the outstanding shares of the Purchaser.

3.

The Shareholder represents and warrants to the Purchaser that:

a.

The Shareholder owns the Shares as the legal and beneficial owner thereof, free of all liens, claims, charges and encumbrances of every nature and kind whatsoever.  The Shares are fully paid and non-assessable and the Shareholder has due and sufficient right and authority to enter into this agreement and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser.

b.

No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Shares, with the exception of this agreement.

4.

The effective date of sale and purchase of the Shares will be July 24, 2007 (the “Closing”).

5.

At the Closing,

a.

the Shareholder will deliver to the Purchaser the share certificates, duly endorsed for transfer, representing the Shares;

b.

the Purchaser will deliver a cheque in the amount of US$1,500.00 to the Shareholder representing the full consideration for the purchase price of the Shares; and

c.

the Purchaser will appoint the Shareholder as an additional director to the board of directors and as president and CEO of the Purchaser.

6.

This agreement will enure to the benefit of and will be binding upon the parties and their respective successors and assigns.

7.

Time will be of the essence of this agreement.

8.

The parties will sign such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of the agreement.

IN WITNESS WHEREOF the parties have signed this Stock Acquisition Agreement as of the day and year first above written.

Soltera Mining Corp.

Per:

/s/ Nadwynn Sing

Authorized Signatory

/s/ Fabio Montanari

Fabio Montanari

Form 8-K	Soltera Mining Corp.	Page 8

Exhibit 10.6

EXPLORATION AGREEMENT WITH AN OPTION TO PURCHASE

In the city of San Salvador de Jujuy, Province of Jujuy, on July 6th, 2007, between Mr. Antonio Augustin Giulianotti, DNI No. 7.379.817, with domicile in Dr. Aparicio Street, No. 667, Borough of Nieva, of the city of San Salvador de Jujuy, Province of Jujuy, who performs in this act on his behalf and representing MANUEL BERNAL MATEO, Argentinean, DNI No. 131016435, according to special power of attorney No. 125 of March 15th, 2006, presented before Notary Public Cesar Ricardo Frias, which to date is still valid and was not revoked nor limited in one part (hereinafter THE TITLE HOLDER), and hereinafter, Mr. FABIO MONTANARI, with Italian Passport No. E571059, with current domicile at Via il Perugino 8, No. 09121 CAGLIARI, Italy, who performs in this act as President of the company INCAS MINERAL SA incorporated according to Public Deed No. 387 on its date, executed before Notary Public of this City Cesar Ricardo Frias in the other (hereinafter THE INTERESTED PARTY), jointly the parties, in common agreement state;

PRECEDENTS

THE TITLE HOLDER has registered in his name, before the Court of Mines of the Province of Jujuy, the mining property identified as File 255-2-1948, with Mining Registry Palca Ingenio, located in the Department of Santa a Catalina of this Province, with 30 hectares (thirty hectares) and under proceedings through file 089-B-1996 Mine El Torno Norte with 2352 hectares (two thousand three hundred fifty two hectares) and file 090-B-1996 Mine El Torno Sur with 1565 hectares (One thousand sixty five hectares), Mine Manolo File 064-B-19996; Mine La Despreciada, File 127-G-1997, (herein after the MINING PROPERTY).

Having THE INTERESTED PARTY interest of obtaining from THE TITLE HOLDER the exclusive right to explore the MINING PROPERTY, with an option to purchase the same, THE INTERESTED PARTY and THE TITLE HOLDER agree to execute a Contract, with the following clauses:

STATEMENTS AND GUARANTEES

FIRST:

1- THE TITLE HOLDER declares and guarantees to THE INTERESTED PARTY that:

a) He has the exclusive right to execute and carry out this Contract, which is obligatory and is demandable to both parties accordingly to its terms.

b) He has the right and merchantable title over all the MINING PROPERTY, which is free of encumbrances, mortgage, execution or liens.

c) There are no claims over the real property neither in the MINING PROPERTY nor, in the best of his knowledge, grounds to such claims.

d) There are neither other agreements nor options related to the exploration or the exploitation of the MINING PROPERTY.

The undersigned CESAR RICARDO FRIAS, Authorizing Notary Public with Title No. 36 declares and ratifies what Mr. Giulianotti above mentioned himself

1

(THREE UNINTELLIGIBLE SIGNATURES)

And for Mr. Manuel Bernal Mateo in points a), b), c) and d) is true as he confirmed in the Province Mining Office.

According to his knowledge, information and belief there are no pending or starting legal actions, no lawsuits, no claims or disputes related to the MINING PROPERTY or that could jeopardize its possession.

f) The MINING PROPERTY has not been explored or exploited with mechanical equipments that might have caused environment changes or damages or with the potential environment damages, such as drainage of acid rocks. With the purpose to verify that condition, within the terms of law, an environment survey will be conducted with the intervention of the Mining Police of the Province of Jujuy  and the parties

1.2

The statements and guarantees established in the preceding clause 1.1 have been considered by the parties as conditionals of the Contract and will be valid during all time of this Contract and after the purchase of the MINING PROPERTY by THE INTERESTED PARTY, therefore each party is obliged to indemnify and free the other of any loss, damage, cost or legal action resulting from misrepresentation of any of the preceding statements and guarantees

TERM

SECOND:

The term of effectiveness of this Contract will start upon the signature of the same and will be valid all time needed for the execution of what it is prescribed in clauses NINTH TENTH.

VALUATION AND EXPLORATION

THIRD:

THE TITLE HOLDER grants THE INTERESTED PARTY the exclusive possession of the MINING PROPERTY for the term of this Contract, authorizing the same all mining rights conferred to THE TITLE HOLDER, which includes the exclusive right to assess the MINING PROPERTY and conduct in it exploration operations, as well as any other work related with this activity, according to the method, form and extension THE INTERESTED PARTY establishes in his own criteria.

FOURTH:

4.1

In this act THE TITLE HOLDER delivers to THE INTERESTED PARTY all the geological, administrative and legal information in his possession over the MINING PROPERTY object of this Contract.

4.2

During the Term of this Contract THE INTERESTED PARTY, his dependents or representatives will have the right to conduct in the MINING PROPERTY all the exploring activities THE TITLE HOLDER has the right to conduct according to the Argentinean Mining Code.

2

(THREE UNINTELLIGIBLE SIGNATURES)

4.3

THE TITLE HOLDER authorizes THE INTERESTED PARTY to conduct in the MINING PROPERTY topographical, geographical, geophysical surveys, perforations, trenches and wells or any other kind of mining work of exploring nature. THE INTERESTED PARTY will extract, analyze and process samples, both geochemical and metallurgical, including in industrial size, sending them to labs or research centers and deliver samples in volumes required to be appraised by potential buyers.

4.4

THE INTERESTED PARTY, his representatives, dependents, agents or workers of his own of from contractors will have the right to access the MINING PROPERTY without any limitation and will put in the same all machineries, tools, equipments and items deemed necessary or convenient. Upon execution of this Contract, by any cause, THE INTERESTED PARTY may within the one hundred and twenty (120) calendar days starting the date of finalization of this Contract, withdraw to his expense said machineries, tools, equipments and items.

4.5

THE TITLE HOLDER or his representatives will have the right to access the MINING PROPERTY and to exploit the alluvial part of the field until THE INTERESTED PARTY does not exercise the option to purchase. THE INTERESTED PARTY will not be held responsible of any damage or loss that may suffer THE TITLE HOLDER or his representatives due to his work or visits to the MINING PROPERTY, with the exception of those caused by guilt or negligence of THE INTERESTED PARTY.

FIFTH:

5.1

THE INTERESTED PARTY will be held responsible of the hiring of the required personnel for the execution of his contractual obligation and must, in respect to said personnel, give strict compliance to legal prescriptions regarding labor and temporary laws.

5.2

THE INTERESTED PARTY is obliged to subscribe a Liability Insurance, to cover contingencies product as consequence of the activities that THE INTERESTED PARTY carries out in the MINING PROPERTY.

5.3

THE INTERESTED PARTY is obliged to keep THE TITLE HOLDER free of liability of any damage or loss from labor, civil, commercial or criminal lawsuits or claim made by third parties as consequence of the activities that THE INTERESTED PARTY carries out in the execution of this Contract, as well as damages to third persons, their personnel and / or subcontractors and caused to the environment. In any case of events mentioned above, THE INTERESTED PARTY will satisfy the cost of legal defense of THE TITLE HOLDER in courts.

SIXTH:

6.

In case the option to purchase is not exercised by THE INTERESTED PARTY, he is obliged to provide THE TITLE HOLDER with all pertaining data referring to cocoon beds and evidence of minerals discovered during the valuation and exploration of  the MINING PROPERTY.

THE INTERESTED PARTY is obliged to submit THE TITLE HOLDER a quarterly report with technical data and detailed expenses. Said report will be presented within the thirty (30) days in the end of each Quarter. Furthermore,

3

(THREE UNINTELLIGIBLE SIGNATURES)

THE INTERESTED PARTY will present THE TITLE HOLDER a complete annual report with technical data and detailed expenses mentioned in this paragraph.

THE TITLE HOLDER is obliged not to conduct any kind of manifest, document presentation or any other act, paperwork or diligence, whatever its nature, related with the MINING PROPERTY, before the Court of Mines of the Province of Jujuy or before other offices, with the exception of those required to comply with what is prescribed in Clause 6.4, without prior consent of THE INTERESTED PARTY. Non compliance of this will cause the rescission of this Contract, to the option of the MINING PROPERTY, holding THE TITLE HOLDER responsible for damages and losses caused to THE INTERESTED PARTY as consequence of the same.

THE TITLE HOLDER can conduct audits over the exploration tasks and other mining activities that THE INTERESTED PARTY conducts over the MINING PROPERTY, with his own auditors or those appointed by THE TITLE HOLDER.

THE INTERESTED PARTY will conduct all proceedings required in order to, in such case, register before the Court of Mines of the Province of Jujuy the Statements of Discoveries made in the area covered by the MINING PROPERTY and any other mining right, which will be registered under the name of THE TITLE HOLDER.

The statements and other mining rights recorded in the name of the TITLE HOLDER as consequence of exploring works of THE INTERESTED PARTY within the MINING PROPERTY will be automatically incorporated to the same and subject, consequently to the Option to Purchase and all provisions of this Contract.

Unless the Court of Mines of the Province of Jujuy requires the measurement, hoarding and registry of the MINING PROPERTY, or if there is legal obligation to conduct them, the figures of current legal provisions to the current date of subscription will be kept until THE INTERESTED PARTY exercises the Option to Purchase.

THE TITLE HOLDER will do anything is necessary to maintain the term of his right over the MINING PROPERTY and for that purpose, in this act grants a power of attorney to a representative of THE INTERESTED PARTY, with the authority to substitute, in order to intervene in his behalf in all necessary proceeding to maintain the term of his right over the MINING PROPERTY, granting the authorities required to conduct all proceedings required to comply with what is prescribed in Clause 6.5, as well as to comply with the payment of legal fee.

THE INTERESTED PARTY will be in charge of all related expenses to mining concerns and other obligations established the Argentinean Mining Code, exploration and exploitation regulations, writ publications, measurement cost, easement indemnity or obligations with tenants, and also will be in charge of seals and contribution charges from services applied according to tax regulations of the Province of Jujuy, except for what is prescribed in Clause TENTH, point 10.3. The corresponding costs to compliance of the obligations mentioned here will be included in the investment commitment agreed by THE INTERESTED PARTY in Clause TENTH.

4

(THREE UNINTELLIGIBLE SIGNATURES)

SEVENTH:

THE TITLE HOLDER voluntarily desists to conduct during the time of this contract acts of disposition or encumbrance on the MINING PROPERTY, what so ever its nature, including and not limited to: sales, transfers, mortgages, assignments, leases, contracting and provisions.

In this act THE TITLE HOLDER subscribe a presentation to the Court of Mines of the Province of Jujuy requesting the waiver mentioned in the paragraph above. This waiver will be valid during the term of the contract but can be raised unilaterally by THE TITLE HOLDER in case THE INTERESTED PARTY desists to exercise the Option to Purchase of this Contract in the Terms prescribed in the TENTH Clause.

In the endorsement of the referred waiver THE TITLE HOLDER will proceed with the registry of this Contract before the Court of Mines of the Province of Jujuy, and in its defect, authorizes THE INTERESTED PARTY to formalize said registry. The expenses of seal and contribution charges of applied services according to the Tax Laws of the Province of Jujuy for the corresponding period until the exercise of the Option to Purchase of the MINING PROPERTY, will be on the part of THE INTERESTED PARTY, except for the prescribed in the SIXTH Clause, Point 6.9

If THE INTERESTED PARTY exercises the Option to Purchase the MINING PROPERTY and its transfer could not be executed on THE TITLE HOLDER default before the date of expiration of the waiver, these must request the Court of Mines of the Province of Jujuy to register an extension of said term until the transfer is formalized and in its defect authorize THE INTERESTED PARTY irrevocably to request such extension on his behalf.

RESCISSION

EIGHTH

During the time of this Contract THE INTERESTED PARTY may, any moment, desist unilaterally of the Option to Purchase and cancel this Contract even after exercising said Option to Purchase. This decision must be communicated to THE TITLE HOLDER effectively and prior no less than thirty (30) calendar days. The Contract will be cancelled for both parties in the effective date of rescission specified in the notification.

This rescission will not grant THE TITLE HOLDER right to any claim whether as indemnity, loss or business interruption.

Starting the effective date of rescission THE INTERESTED PARTY will not be obliged to conduct pending payments and investments prescribed in the TENTH Clause.

In case on the date of rescission there were unpaid mining taxes or charges, THE INTERESTED PARTY must pay THE TITLE HOLDER the amounts incurred to the effective date of rescission.

THE TITLE HOLDER will cancel this Contract in case THE INTERESTED PARTY does not comply with the payments or the investments prescribed in the TENTH clause, after thirty (30) calendar days since the TITLE HOLDER forced him to such

5

(THREE UNINTELLIGIBLE SIGNATURES)

compliance effectively and in writing accordingly to what is prescribed in the NINETEENTH Clause.

OPTION TO PURCHASE

NINTH:

During the term of this Contract, THE INTERESTED PARTY will have the exclusive

Option to acquire the MINING PROPERTY, which will be understood to be executed automatically once the INTERESTED PARTY completes the payments and investments prescribed in the Clause.

TENTH

Once the Option to Purchase is executed, THE TITLE HOLDER must subscribe and deliver all documents, proceed with all registries and records and complete all steps required to execute the assignment or transfer of the MINING PROPERTY to THE INTERESTED PARTY free from any obligation, charge or encumbrance.

In the other hand, THE TITLE HOLDER will have right to the following payment plan:

During the existence of the mine, THE TITLE HOLDER will receive 1% of FNR (Foundry Net Return). This can be purchased by THE INTERESTED PARTY for $ 1,000,000.00 (One Million US Dollars) anytime after the production starts.

Plus

Payment of one “Total Amount” of $3,500,000.00 (Three Million Five Hundred Thousand US Dollars), subtracting from these payments for Option to Purchase already made. The resulting amount will be paid accordingly to the following Payment Plan after the Production Start:

A) In one sole payment

B) Every 6 months, one advanced payment of $500,000.00 (Five Hundred Thousand US Dollars) it will be paid every six months until the entire due amount will be done.

For the first year it can be convened another Payment Plan easier for THE INTERESTED PARTY to transfer cash owed to TITLE HOLDER during the start of production when cash is low. This will be convened before the Start of Production.

If total payment for the acquisition is not done in just one payment, in other words, $ 3,500,000 (Three Million Five Hundred Thousand US Dollars), then another 10% of these amounts will be added once only to the amount owed, in other words, $350,000 (Three Hundred Fifty Thousand US Dollars).

The total amount THE INTERESTED PARTY pays to TITLE HOLDER in concept of Right of Exploration and Option to Purchase over the MINING PROPERTY, includes all titles, properties and mining rights which are part of it, consists on the “total amount”

To be effective as follows:

6

(THREE UNINTELLIGIBLE SIGNATURES)

-

On July 30th, 2007 the amount of $180,000.00 (One Hundred Eighty Thousand US Dollars) will be given in advance by THE INTERESTED PARTY to the TITLE HOLDER as loan which has to be given back in payments of $10,000.00 (Ten Thousand US Dollars) each, monthly starting September 1st, 2007. This amount will be used by the TITLE HOLDER to buy a Backhoe to be used in the exploration of the alluvial bed and will be guaranteed with the possession until the end of loan of the Backhoe by THE INTERESTED PARTY and will give a guarantee for all responsibilities to be paid up by the TITLE HOLDER. This machinery will be used preferably for exploration in the Project done by THE INTERESTED PARTY. Is agreed that this amount will be sent from abroad through the company SOLTERA MINING CORP.

-

On June 30th, 2008, the sum of $50,000.00 (Fifty Thousand US Dollars) within the term of twelve (12) months starting the signature of this contract, THE INTERESTED PARTY, will conduct a geological and mining inspection and  audit of the MINING PROPERTY, with the intention to decide if continuing with the Option to Purchase of the same. If affirmative, will present the TITLE HOLDER an informative exploration plan, and will pay as follows:

-

June 30th, 2009, the amount of $100,000.00 (One Hundred Thousand US Dollars)

-

June 30th, 2010, the sum of $200,000.00 (Two Hundred Thousand US Dollars)

-

Also THE INTERESTED PARTY will make an investment in the exploration of the MINING PROPERTY for $1,000,000.00 (One Million US Dollars) within twenty four months (24) after the signature of this Contract.

-

The compliance of payments and investments above mentioned on the part of THE INTERESTED PARTY, will automatically imply the execution of the Option to Purchase and consequently the acquisition of the MINING PROPERTY with all the rights and MINING PROPERTY which are part of it.

10.2

From June 30th, 2011 and until the MINING PROPERTY is put to production, THE INTERESTED PARTY will pay the TITLE HOLDER the sum of $150,000.00 (One Hundred Fifty Thousand US Dollars) biannually, making first payment on the same June 30th, 2011, on account corresponding to the TITLE HOLDER in concept of FNR (Foundry Net Return) or the sole “Total Amount” prescribed in the NINTH Clause, from which any amounts will be deducted said annually payments, in five year term starting the day of subscription of this contract; once past due the prescribed term and if not made payment this is cancelled automatically.

10.3

Once exercise the Option to Purchase in the prescribed way in point 10.1 must be subscribed the assignment or property transfer of all and each mining rights and properties which are part of the MINING PROPERTY before Notary Public which will be appointed by THE INTERESTED PARTY. Said transfer must be notarized within the thirty (30) working days starting the date the Option to Purchase is made. The costs of Production, seals and applicable taxes to that assignment or transfer according to the tax laws of the Province of Jujuy, will be paid equally by both parties.

7

(THREE UNINTELLIGIBLE SIGNATURES)

10.4

In case during the date set for said assignment or transfer of title of THE MINING PROPERTY the proceedings are not completed which conditioned the register of statements of discovery, mines or any kind of request or mining rights that in said date are part of THE MINING PROPERTY, THE TITLE HOLDER will transfer THE INTERESTED PARTY THE MINING PROPERTY in the legal condition it is at that time.

10.5

If by chargeable cause to THE INTERESTED PARTY transfer of THE MINING PROPERTY would not be executed or of any properties or mining rights which are part of it within the term established in Point 10.3, THE TITLE HOLDER would consider that THE INTERESTED PARTY has refused the Purchase and lost consequently all his right to acquire said property, with previous notice from THE TITLE HOLDER to be made accordingly to what is prescribed in the NINETEENTH Clause..

If the transfer of THE MINING PROPERTY can not be executed for a chargeable cause to THE TITLE HOLDER, THE INTERESTED PARTY will have the right to sue the execution of this Contract on regards to the commitment of assignment or transfer of THE MINING PROPERTY herein prescribed and to be compensated for damages, losses or business interruption caused by the delay of execution.

CANCELLATION OF CONTRACT

ELEVENTH:

11.2

If THE INTERESTED PARTY or THE TITLE HOLDER rescinds the Contract, this would be cancelled for both parties in the effective date accordingly to the corresponding notification.

TWELFTH

When cancellation of the Contract takes place by the causes prescribed in the previous

Paragraph, THE INTERESTED PARTY must:

12

Give back possession of THE MINING PROPERTY to THE TITLE HOLDER r the property itself if it because breach of payment after the exercise of the Option to Purchase. THE TITLE HOLDER will receive the possession or title of THE MINING PROPERTY, accordingly, in the physical and legal condition it is the, without right to claim indemnity for damages, losses, business interruption or reparation of any kind. In case THE INTERESTED PARTY has to restitute the title of THE MINING PROPERTY to THE TITLE HOLDER, he will be in charge of public deeds, seals and other taxes expenses applied to that transfer according to the tax laws of the Province of Jujuy.

12.2

Subscribe, register and give THE TITLE HOLDER all documents required to verify the cancellation of the Contract before the Court of Mines of the Province of Jujuy or before interested third parties.

12.3

Leave THE MINING PROPERTY in one hundred and twenty (120) calendar days starting the effective date of cancellation of Contract and get out of there, to his expense, all machinery, tools, equipments, personal belongings and artifacts brought in there. In order to comply with this obligation THE INTERESTED PARTY might have access to THE MINING PROPERTY during that period of time.

8

(THREE UNINTELLIGIBLE SIGNATURES)

12.4

Deliver to THE TITLE HOLDER within sixty (60) calendar days starting the effective date of cancellation of Contract, a copy of all maps, geological reports, tests results, perforation logs and other technical data resulting from the exploration and valuation tasks done by THE INTERESTED PARTY.

THIRTEENTH

Starting the effective date of cancellation of Contract, this will lose all validity and effect for both parties, with the exception of obligations prescribed in the previous clause and on the FOURTEENTH Clause of this Contract which will remain valid for an additional year.

NON DISCLOSURE

FOURTEENTH

All knowledge or information that THE TITLE HOLDER acquires in regards of results of exploration conducted by THE INTERESTED PARTY, methods applied, analysis results, Metallic tests, location of perforations, discoveries made, technologies or inventions made or consequence of all activity conducted by THE INTERESTED PARTY due to this Contract, will be kept secret by THE TITLE HOLDER and deemed as confidential, unless THE INTERESTED PARTY relieves in writing THE TITLE HOLDER of this obligation or that the information is required to THE TITLE HOLDER by government officers, legally constituted for that purpose. This until one (1) year after its cancellation.

FORCE MAJEURE

FIFTEENTH

None of the parties will be held responsible for not complying their obligations under this contract when it would be caused beyond their control, including, but not limited to; Labor conflicts, whatever its origin, no matter the claim proportion or if the parties are in condition to satisfy them, as far as the conflict is not product of a breach of legal or contract obligations of the parties; acts of god, laws, provisions, decrees or resolutions of any state government authority; decrees or judicial decisions that cease or change the compliance of contract obligations or do not allow obtaining, under reasonable cause, certain permit or license; lack of availability or disposition of equipment and material in the country to carry out the tasks prescribed in this Contract. Activity suspension for remedies to prevent current or future transgression of federal, province or municipal laws or regulations relating the environment; acts of war or situations provoked by insurrection or rebellion, explosions, earthquakes, volcanic eruptions, storms, flooding, droughts and other adverse weather conditions.

The affected party shall notify the other without further delay about the act of god and the postposition of his obligations stating the reason for such postposition and its estimated duration. The affected party shall resume fulfilling his obligations as soon as reasonably possible.

INFLUENTIAL AREA

9

(THREE UNINTELLIGIBLE SIGNATURES)

SIXTEENTH

All property, right or mining interest acquired by any party during the term of this Contract, in adjacent areas to THE MINING PROPERTY will be incorporated to the same, and consequently will be subject to the terms and conditions herein prescribed

GENERIC CLAUSES

SEVENTEENTH

The investments that THE INTERESTED PARTY makes in compliance to this Contract must be notified to THE TITLE HOLDER with pertaining proofs in the established address of this Contract for that purpose.

EIGHTEENTH

The relationship between parties will be regulated by the provisions of this Contract and secondly by the Argentinean Mining Code and applicable Argentinean Laws.

All controversy in the application or interpretation of this Contract will be subject to the jurisdiction of Ordinary Courts of the City of San Salvador de Jujuy, waiving any other jurisdiction or legislation.

NINETEENTH

If any of the parties does not comply with an obligation prescribed in this Contract, the affected party for that omission will notify in writing evidently about said omission to the guilty party and will not lose the rights conferred by this Contract, unless if within thirty (30) calendar days starting receiving this notification, would have not take all reasonable measures to remedy his omission.

If the guilty party stops taking measures to remedy his omission within that period of time, the affected party will have the right to sue the remedy to that omission through the courts or by any other way he deems convenient, without prejudice to what is prescribed in the EIGHTH clause on regards to the Cancellation of Contract.

TWENTIETH

This contract will benefit and oblige both subscribing parties, as well as their respective heirs, executors, administrators, successors and dependents.

TWENTY FIRST

Any party can assign freely to third persons all his rights and obligations provided in this contract and also can become partners with third persons for its compliance, notifying in writing THE TITLE HOLDER the substantial conditions of such assignment or partnership.

10

(THREE UNINTELLIGIBLE SIGNATURES)

THE TITLE HOLDER can only assign his corresponding rights and obligations with the written consent of THE INTERESTED PARTY; this can not be denied without reasonable cause.

TWENTY SECOND

The headlines or titles in this Contract have the purpose to facilitate the reference of Clauses herein but do not affect nor limit the interpretation of the same.

NOTIFICATIONS

TWENTY THIRD

Any notification relating this Contract must be made in writing and can be delivered by hand or through registered prepaid mail, certified mail or fax addressed accordingly to:

THE INTERESTED PARTY FABIO MONTANARI, Via il Perugino 8, 09121 CAGLIARI Italy, Phone +39 070 5434441 or +39 347 351 8362, Fax +39 070 5489016 E-mail: fabiomontanari1@gmail.com

THE TITLE HOLDER, Mr. Antonio Augustin Giulianotti, Dr. Aparicio Street, No. 667, Borough of Nieva, of the city of San Salvador de Jujuy, Province of Jujuy, Phone +54 (0) 388 4242722 or +54 388 581 5066 E-mail tumicul@hotmail.com

Any notification sent through fax will be considered as delivered and received on a working day after the date of delivering the fax.

Any party can in any time notify the other in writing and evidently the change of address and starting the effective date of delivery of such notification, the new address then specified will be considered as the address of that party on regards to notifications.

As proof of acceptance, the parties sign four originals with same content and with one purpose, in the city of San Salvador de Jujuy, Province of Jujuy, Republic of Argentina on July 6th, 2007

(FOUR UNINTELLIGIBLE SIGNATURES)

SS de Jujuy, 07/06/2007.-

Book 140, folio 137, act 411

Stamps; 247528;247529;247530

FOUR NOTARY PUBLIC SEALS: CERTIFICATION OF SIGNATURES

NOTARY PUBLIC PAPER

NOTARY’S SEAL                                                                    NATIONAL SEAL

Law 4884/96

CERTIFICATION OF SIGNATURES

A 00507464

S. S. de Jujuy, July 6th, 2007

The Undersigned and with Notary Seal CESAR RICARDO FRIAS, Acting Notary Public with Registry No.36 with domicile at San Martin Street No. 682 of this City.-

DO HEREBY CERTIFY; FIRST: THAT the signature(s) that appear(s) in this Public Deed attached to this folio (CONTRACT WITH OPTION TO PURCHASE)

Is/are affixed in this act, in his presence, by the person (s) whose name(s) and identity card(s) are mentioned as follows:

MIRTA LUISA IBAÑEZ D N I Nº 5730820; ANTONIO AGUSTIN GIULIANOTTI, D N I  Nº 7379817 and of FABIO MONTANAR with Passport of the European Union, Republic of Italy E 571059. ---------------------------------

SECOND: That said person (s) acting  by own right Mr. Montanari for the company INCAS MINERAL, S A, Public Deed 387 of past date before me, actins as its President of the Board for which I give faith.—

THIRD; That the corresponding requirement(s) and signature(s) have been recorded simultaneously in the Book of Requirements No. 140 at Folio  137 Entry 411 attaching said document to such book the stamps No.    24730;      247529

247528.

NOTARY PUBLIC’S SEAL AND SIGNATURE

THIS IS AN OFFICIAL AND TRUE TRANSLATION OF THE ORIGINAL DOCUMENT,                    Panama, July 10th, 2007

Form 8-K	Soltera Mining Corp.	Page 9

Exhibit 10.7

EXPLORATION AGREEMENT WITH AN OPTION TO PURCHASE

In the city of San Salvador de Jujuy, Province of Jujuy, on July 6th, 2007, between Mr. Antonio Augustin Giulianotti, DNI No. 7.379.817, with domicile in Dr. Aparicio Street, No. 667, Borough of Nieva, of the city of San Salvador de Jujuy, Province of Jujuy, in one part (hereinafter THE TITLE HOLDER), and hereinafter, Mr. FABIO MONTANARI, with Italian Passport No. E571059, with current domicile at Via il Perugino 8, No. 09121 CAGLIARI, Italy, who performs in this act as President of the company INCAS MINERAL SA incorporated according to Public Deed No. 387 on its date, in the other (hereinafter THE INTERESTED PARTY), jointly the parties, in common agreement state;

PRECEDENTS

THE TITLE HOLDER has registered in his name, before the Court of Mines of the Province of Jujuy, the mining property identified as File 544-D-2006, with Mining Search Registry 544-D-2006, located in the Department of Santa a Catalina of this Province, with 6395 hectares (Six thousand three hundred ninety five hectares) herein after the MINING PROPERTY), having clear the parties that they know, understand and accept that the mining property to this date is under litigious rights.

Having THE INTERESTED PARTY interest of obtaining from THE TITLE HOLDER the exclusive right to explore the MINING PROPERTY, with an option to purchase the same, THE INTERESTED PARTY and THE TITLE HOLDER agree to execute a Contract, with the following clauses:

                                       STATEMENTS AND GUARANTEES

FIRST:

1- THE TITLE HOLDER declares and guarantees to THE INTERESTED PARTY that:

a) He has the exclusive right to execute and carry out this Contract, which is obligatory and is demandable to both parties accordingly to its terms.

b) He has the right and merchantable title over all the MINING PROPERTY, which is free of encumbrances, mortgage, execution or liens.

c) There are no claims over the real property neither in the MINING PROPERTY nor, in the best of his knowledge, grounds to such claims.

d) There are neither other agreements nor options related to the exploration or the exploitation of the MINING PROPERTY.

The undersigned CESAR RICARDO FRIAS, Authorizing Notary Public with Title No. 36 declares and ratifies what Mr. Giulianotti above mentioned in points a), b), c) and d) is true as he confirmed in the Province Mining Office.

According to his knowledge, information and belief there are no pending or starting legal actions, no lawsuits, no claims or disputes related to the MINING PROPERTY or that could jeopardize its possession.

1

(TWO UNINTELLIGIBLE SIGNATURES)

f) The MINING PROPERTY has not been explored or exploited with mechanical equipments that might have caused environment changes or damages or with the potential environment damages, such as drainage of acid rocks. With the purpose to verify that condition, within the terms of law, an environment survey will be conducted with the intervention of the Mining Police of the Province of Jujuy and the parties

1.2

The statements and guarantees established in the preceding clause 1.1 have been considered by the parties as conditionals of the Contract and will be valid during all time of this Contract and after the purchase of the MINING PROPERTY by THE INTERESTED PARTY, therefore each party is obliged to indemnify and free the other of any loss, damage, cost or legal action resulting from misrepresentation of any of the preceding statements and guarantees

TERM

SECOND:

The term of effectiveness of this Contract will start upon the signature of the same and will be valid all time needed for the execution of what it is prescribed in clauses NINTH TENTH.

VALUATION AND EXPLORATION

THIRD:

THE TITLE HOLDER grants THE INTERESTED PARTY the exclusive possession of the MINING PROPERTY for the term of this Contract, authorizing the same all mining rights conferred to THE TITLE HOLDER, which includes the exclusive right to assess the MINING PROPERTY and conduct in it exploration operations, as well as any other work related with this activity, according to the method, form and extension THE INTERESTED PARTY establishes in his own criteria.

FOURTH:

4.1

In this act THE TITLE HOLDER delivers to THE INTERESTED PARTY all the geological, administrative and legal information in his possession over the MINING PROPERTY object of this Contract.

4.2

During the Term of this Contract THE INTERESTED PARTY, his dependents or representatives will have the right to conduct in the MINING PROPERTY all the exploring activities THE TITLE HOLDER has the right to conduct according to the Argentinean Mining Code.

4.3

THE TITLE HOLDER authorizes THE INTERESTED PARTY to conduct in the MINING PROPERTY topographical, geographical, geophysical surveys, perforations, trenches and wells or any other kind of mining work of exploring nature. THE INTERESTED PARTY will extract, analyze and process samples, both geochemical and metallurgical, including in industrial size, sending them to labs or research centers and deliver samples in volumes required to be appraised by potential buyers.

2

(TWO UNINTELLIGIBLE SIGNATURES)

4.4

THE INTERESTED PARTY, his representatives, dependents, agents or workers of his own of from contractors will have the right to access the MINING PROPERTY without any limitation and will put in the same all machineries, tools, equipments and items deemed necessary or convenient. Upon execution of this Contract, by any cause, THE INTERESTED PARTY may within the one hundred and twenty (120) calendar days starting the date of finalization of this Contract, withdraw to his expense said machineries, tools, equipments and items.

4.5

THE TITLE HOLDER or his representatives will have the right to access the MINING PROPERTY and to exploit the alluvial part of the field until THE INTERESTED PARTY does not exercise the option to purchase. THE INTERESTED PARTY will not be held responsible of any damage or loss that may suffer THE TITLE HOLDER or his representatives due to his work or visits to the MINING PROPERTY, with the exception of those caused by guilt or negligence of THE INTERESTED PARTY.

FIFTH: 5.1

THE INTERESTED PARTY will be held responsible of the hiring of the required personnel for the execution of his contractual obligation and must, in respect to said personnel, give strict compliance to legal prescriptions regarding labor and temporary laws.

5.2

THE INTERESTED PARTY is obliged to subscribe a Liability Insurance, to cover contingencies product as consequence of the activities that THE INTERESTED PARTY carries out in the MINING PROPERTY.

5.3

THE INTERESTED PARTY is obliged to keep THE TITLE HOLDER free from responsibility of any damage or loss from labor, civil, commercial or criminal lawsuits or claim made by third parties as consequence of the activities that THE INTERESTED PARTY carries out in the execution of this Contract, as well as damages to third persons, their personnel and / or subcontractors and caused to the environment. In any case of events mentioned above, THE INTERESTED PARTY will satisfy the cost of legal defense of THE TITLE HOLDER in courts.

SIXTH:

6.

In case the option to purchase is not exercised by THE INTERESTED PARTY, he is obliged to provide THE TITLE HOLDER with all pertaining data referring to cocoon beds and evidence of minerals discovered during the valuation and exploration of  the MINING PROPERTY.

THE INTERESTED PARTY is obliged to submit THE TITLE HOLDER a quarterly report with technical data and detailed expenses. Said report will be presented within the thirty (30) days in the end of each Quarter. Furthermore, THE INTERESTED PARTY will present THE TITLE HOLDER a complete annual report with technical data and detailed expenses mentioned in this paragraph.

THE TITLE HOLDER is obliged not to conduct any kind of manifest, document presentation or any other act, paperwork or diligence, whatever its nature, related with the MINING PROPERTY, before the Court of Mines of the Province of Jujuy or before other offices, with the exception of those required to comply with what is prescribed in Clause 6.4, without prior consent of THE INTERESTED PARTY. Non compliance of this will cause the rescission of this Contract, to the option of the MINING PROPERTY, holding THE TITLE HOLDER responsible for damages and losses caused to THE INTERESTED PARTY as consequence of the same.

3

(TWO UNINTELLIGIBLE SIGNATURES)

THE TITLE HOLDER can conduct audits over the exploration tasks and other mining activities that THE INTERESTED PARTY conducts over the MINING PROPERTY, with his own auditors or those appointed by THE TITLE HOLDER.

THE INTERESTED PARTY will conduct all proceedings required in order to, in such case, register before the Court of Mines of the Province of Jujuy the Statements of Discoveries made in the area covered by the MINING PROPERTY and any other mining right, which will be registered under the name of THE TITLE HOLDER.

The statements and other mining rights recorded in the name of the TITLE HOLDER as consequence of exploring works of THE INTERESTED PARTY within the MINING PROPERTY will be automatically incorporated to the same and subject, consequently to the Option to Purchase and all provisions of this Contract.

Unless the Court of Mines of the Province of Jujuy requires the measurement, hoarding and registry of the MINING PROPERTY, or if there is legal obligation to conduct them, the figures of current legal provisions to the current date of subscription will be kept until THE INTERESTED PARTY exercises the Option to Purchase.

THE TITLE HOLDER will do anything is necessary to maintain the term of his right over the MINING PROPERTY and for that purpose, in this act grants a power of attorney to a representative of THE INTERESTED PARTY, with the authority to substitute, in order to intervene in his behalf in all necessary proceeding to maintain the term of his right over the MINING PROPERTY, granting the authorities required to conduct all proceedings required to comply with what is prescribed in Clause 6.5, as well as to comply with the payment of legal fee.

THE INTERESTED PARTY will be in charge of all related expenses to mining concerns and other obligations established the Argentinean Mining Code, exploration and exploitation regulations, writ publications, measurement cost, easement indemnity or obligations with tenants, and also will be in charge of seals and contribution charges from services applied according to tax regulations of the Province of Jujuy, except for what is prescribed in Clause TENTH, point 10.3. The corresponding costs to compliance of the obligations mentioned here will be included in the investment commitment agreed by THE INTERESTED PARTY in Clause TENTH.

SEVENTH:

THE TITLE HOLDER voluntarily desists to conduct during the time of this contract acts of disposition or encumbrance on the MINING PROPERTY, what so ever its nature, including and not limited to: sales, transfers, mortgages, assignments, leases, contracting and provisions.

In this act THE TITLE HOLDER subscribe a presentation to the Court of Mines of the Province of Jujuy requesting the waiver mentioned in the paragraph above. This waiver will be valid during the term of the contract but can be raised unilaterally by THE TITLE HOLDER in case THE INTERESTED PARTY desists to exercise the Option to Purchase of this Contract in the Terms prescribed in the TENTH Clause.

4

(TWO UNINTELLIGIBLE SIGNATURES)

In the endorsement of the referred waiver THE TITLE HOLDER will proceed with the registry of this Contract before the Court of Mines of the Province of Jujuy, and in its defect, authorizes THE INTERESTED PARTY to formalize said registry. The expenses of seal and contribution charges of applied services according to the Tax Laws of the Province of Jujuy for the corresponding period until the exercise of the Option to Purchase of the MINING PROPERTY, will be on the part of THE INTERESTED PARTY, except for the prescribed in the SIXTH Clause, Point 6.9

If THE INTERESTED PARTY exercises the Option to Purchase of the MINING PROPERTY and its transfer could not be executed on THE TITLE HOLDER default before the date of expiration of the waiver, these must request the Court of Mines of the Province of Jujuy to register an extension of said term until the transfer is formalized and in its defect authorize THE INTERESTED PARTY irrevocably to request such extension on his behalf.

RESCISSION

EIGHTH

During the time of this Contract THE INTERESTED PARTY may, any moment, desist unilaterally of the Option to Purchase and cancel this Contract even after exercising said Option to Purchase. This decision must be communicated to THE TITLE HOLDER effectively and prior no less than thirty (30) calendar days. The Contract will be cancelled for both parties in the effective date of rescission specified in the notification.

This rescission will not grant THE TITLE HOLDER right to any claim whether as indemnity, loss or business interruption.

Starting the effective date of rescission THE INTERESTED PARTY will not be obliged to conduct pending payments and investments prescribed in the TENTH Clause.

In case on the date of rescission there were unpaid mining taxes or charges, THE INTERESTED PARTY must pay THE TITLE HOLDER the amounts incurred to the effective date of rescission.

THE TITLE HOLDER will cancel this Contract in case THE INTERESTED PARTY does not comply with the payments or the investments prescribed in the TENTH clause, after thirty (30) calendar days since the TITLE HOLDER was forced to such compliance effectively and in writing accordingly to what is prescribed in the NINETEENTH Clause.

OPTION TO PURCHASE

NINTH:

During the term of this Contract, THE INTERESTED PARTY will have the exclusive

Option to acquire the MINING PROPERTY, which will be understood to be executed automatically once the INTERESTED PARTY completes the payments and investments prescribed in the Clause.

5

(TWO UNINTELLIGIBLE SIGNATURES)

TENTH

Once the Option to Purchase is executed, THE TITLE HOLDER must subscribe and deliver all documents, proceed with all registries and records and complete all steps required to execute the assignment or transfer of the MINING PROPERTY to THE INTERESTED PARTY free from any obligation, charge or encumbrance.

In the other hand, THE TITLE HOLDER will have right to the following payment plan:

During the existence of the mine, THE TITLE HOLDER will receive 1% of FNR (Foundry Net Return). This can be purchased by THE INTERESTED PARTY for $ 1,000,000.00 (One Million US Dollars) anytime after the production starts.

Plus

Payment of one “Total Amount” of $3,500,000.00 (Three Million Five Hundred Thousand US Dollars), subtracting from these payments for Option to Purchase already made. The resulting amount will be paid accordingly to the following Payment Plan after the Production Start:

A) In one sole payment

B) Every 6 months, one advanced payment of $500,000.00 (Five Hundred Thousand US Dollars) it will be paid every six months until the entire due amount will be done.

For the first year it can be convened another Payment Plan easier for THE INTERESTED PARTY to transfer cash owed to TITLE HOLDER during the start of production when cash is low. This will be convened before the Start of Production.

If total payment for the acquisition is not done in just one payment, in other words, $ 3,500,000 (Three Million Five Hundred Thousand US Dollars), then another 10% of these amounts will be added once only to the amount owed, i.e. $350,000 (Three  Hundred Fifty Thousand US Dollars).

The total amount THE INTERESTED PARTY pays to TITLE HOLDER in concept of Right of Exploration and Option to Purchase over the MINING PROPERTY, includes all titles, properties and mining rights which are part of it, consists on the “total amount”

To be effective as follows:

-

On June 30th, 2008 the amount of $20,000.00 (Twenty Thousand US Dollars) Within the term of twelve (12) months starting upon the signature of this agreement, THE INTERESTED PARTY will conduct a Geological and Mining inspection and audit of the MINIG PROPERTY, to decide if he continues with the Option to Purchase the same. If affirmative, he will present the TITLE HOLDER a Plan for Exploration in an informative manner and continue the following payments.

-

June 30th, 2009, the amount of $40,000.00 (Forty Thousand US Dollars)

-

June 30th, 2010, the sum of $80,000.00 (Eighty Thousand US Dollars)

6

 (TWO UNINTELLIGIBLE SIGNATURES)

-

Also THE INTERESTED PARTY will make an investment in the exploration of the MINING PROPERTY for $1,000,000.00 (One Million US Dollars) within thirty six months (36) after the signature of this Contract.

-

The compliance of payments and investments above mentioned on the part of THE INTERESTED PARTY will automatically imply the execution of the Option to Purchase and consequently the acquisition of the MINING PROPERTY with all the rights and MINING PROPERTY which are part of it.

10.2

From June 30th, 2011 and until the MINING PROPERTY is put to production, THE INTERESTED PARTY will pay the TITLE HOLDER the sum of $100,000.00 (One Hundred Thousand US Dollars) biannually, making first payment on the same June 30th, 2011, on account corresponding to the TITLE HOLDER in concept of FNR (Foundry Net Return) or the sole “Total Amount” prescribed in the NINTH Clause, from which any amounts will be deducted said annually payments, in five year term starting the day of subscription of this contract; once past due the prescribed term and if not made payment this is cancelled automatically.

10.3

Once exercised the Option to Purchase in the prescribed way in point 10.1 must be subscribed the assignment or property transfer of all and each mining rights and properties which are part of the MINING PROPERTY before Notary Public which will be appointed by THE INTERESTED PARTY. Said transfer must be notarized within the thirty (30) working days starting the date the Option to Purchase is made. The costs of Execution, seals and applicable taxes to that assignment or transfer according to the tax laws of the Province of Jujuy, will be paid equally by both parties.

10.4

In case during the date set for said assignment or transfer of title of THE MINING PROPERTY the proceedings are not completed which conditioned the register of statements of discovery, mines or any kind of request or mining rights that in said date are part of THE MINING PROPERTY, THE TITLE HOLDER will transfer THE INTERESTED PARTY THE MINING PROPERTY in the legal condition it is at that time.

10.5

If by chargeable cause to THE INTERESTED PARTY transfer of THE MINING PROPERTY would not be executed or of any properties or mining rights which are part of it within the term established in Point 10.3, THE TITLE HOLDER would consider that THE INTERESTED PARTY has refused the Purchase and lost consequently all his right to acquire said property, with previous notice from THE TITLE HOLDER to be made accordingly to what is prescribed in the NINETEENTH Clause..

If the transfer of THE MINING PROPERTY can not be executed for a chargeable cause to THE TITLE HOLDER, THE INTERESTED PARTY will have the right to sue the execution of this Contract on regards to the commitment of assignment or transfer of THE MINING PROPERTY herein prescribed and to be compensated for damages, losses or business interruption caused by the delay of execution.

CANCELLATION OF CONTRACT

ELEVENTH:

7

(TWO UNINTELLIGIBLE SIGNATURES)

11.2

If THE INTERESTED PARTY or THE TITLE HOLDER rescinds the Contract, this would be cancelled for both parties in the effective date accordingly to the corresponding notification.

TWELFTH

When cancellation of the Contract takes place by the causes prescribed in the previous

Paragraph, THE INTERESTED PARTY must:

12

Give back possession of THE MINING PROPERTY to THE TITLE HOLDER or the property itself if it because breach of payment after the exercise of the Option to Purchase. THE TITLE HOLDER will receive the possession or title of THE MINING PROPERTY, accordingly, in the physical and legal condition it is the, without right to claim indemnity for damages, losses, business interruption or reparation of any kind. In case THE INTERESTED PARTY has to restitute the title of THE MINING PROPERTY to THE TITLE HOLDER, he will be in charge of public deeds, seals and other taxes expenses applied to that transfer according to the tax laws of the Province of Jujuy.

12.2

Subscribe, register and deliver THE TITLE HOLDER all documents required to verify the cancellation of the Contract before the Court of Mines of the Province of Jujuy or before interested third parties.

12.3

Leave THE MINING PROPERTY in one hundred and twenty (120) calendar days starting the effective date of cancellation of Contract and get out of there, to his expense, all machinery, tools, equipments, personal belongings and artifacts brought in there. In order to comply with this obligation THE INTERESTED PARTY might have access to THE MINING PROPERTY during that period of time.

12.4

Deliver to THE TITLE HOLDER within sixty (60) calendar days starting the effective date of cancellation of Contract, copy of all maps, geological reports, tests results, perforation logs and other technical data resulting from the exploration and valuation tasks done by THE INTERESTED PARTY.

THIRTEENTH

Starting the effective date of cancellation of Contract, this will lose all validity and effect for both parties, with the exception of obligations prescribed in the previous clause and on the FOURTEENTH Clause of this Contract which will remain valid for an additional year.

NON DISCLOSURE

FOURTEENTH

All knowledge or information that THE TITLE HOLDER acquires in regards of results of exploration conducted by THE INTERESTED PARTY, methods applied, analysis results, Metallic tests, location of perforations, discoveries made, technologies or inventions made or consequence of all activity conducted by THE INTERESTED PARTY due to this Contract, will be kept secret by THE TITLE HOLDER and deemed as confidential, unless THE INTERESTED PARTY relieves in writing THE TITLE HOLDER of this obligation or that the

8

(TWO UNINTELLIGIBLE SIGNATURES)

information is required to THE TITLE HOLDER by government officers, legally constituted for that purpose. This until one (1) year after its cancellation.

FORCE MAJEURE

FIFTEENTH

None of the parties will be held responsible for not complying their obligations under this contract when it would be caused beyond their control, including, but not limited to; Labor conflicts, whatever its origin, no matter the claim proportion or if the parties are in condition to satisfy them, as far as the conflict is not product of a breach of legal or contract obligations of the parties; acts of god, laws, provisions, decrees or resolutions of any state government authority; decrees or judicial decisions that cease or change the compliance of contract obligations or do not allow obtaining, under reasonable cause, certain permit or license; lack of availability or disposition of equipment and material in the country to carry out the tasks prescribed in this Contract. Activity suspension for remedies to prevent current or future transgression of federal, province or municipal laws or regulations relating the environment; acts of war or situations provoked by insurrection or rebellion, explosions, earthquakes, volcanic eruptions, storms, flooding, droughts and other adverse weather conditions.

The affected party shall notify the other without further delay about the act of god and the postposition of his obligations stating the reason for such postposition and its estimated duration. The affected party shall resume fulfilling his obligations as soon as reasonably possible.

INFLUENTIAL AREA

SIXTEENTH

All property, right or mining interest acquired by any party during the term of this Contract, in adjacent areas to THE MINING PROPERTY will be incorporated to the same, and consequently will be subject to the terms and conditions herein prescribed

GENERIC CLAUSES

SEVENTEENTH

The investments that THE INTERESTED PARTY makes in compliance to this Contract must be notified to THE TITLE HOLDER with pertaining proofs in the established address of this Contract for that purpose.

EIGHTEENTH

The relationship between parties will be regulated by the provisions of this Contract and secondly by the Argentinean Mining Code and applicable Argentinean Laws.

9

(TWO UNINTELLIGIBLE SIGNATURES)

All controversy in the application or interpretation of this Contract will be subject to the jurisdiction of Ordinary Courts of the City of San Salvador de Jujuy, waiving any other jurisdiction or legislation.

NINETEENTH

If any of the parties does not comply with an obligation prescribed in this Contract, the affected party for that omission will notify in writing evidently about said omission to the guilty party and will not lose the rights conferred by this Contract, unless if within thirty (30) calendar days starting receiving this notification, would have not take all reasonable measures to remedy his omission.

If the guilty party stops taking measures to remedy his omission within that period of time, the affected party will have the right to sue the remedy to that omission through the courts or by any other way he deems convenient, without prejudice to what is prescribed in the EIGHTH clause on regards to the Cancellation of Contract.

TWENTIETH

This contract will benefit and oblige both subscribing parties, as well as their respective heirs, executors, administrators, successors and dependents.

TWENTY FIRST

Any party can assign freely to third persons all his rights and obligations provided in this contract and also can become partners with third persons for its compliance, notifying in writing THE TITLE HOLDER the substantial conditions of such assignment or partnership.

THE TITLE HOLDER can only assign his corresponding rights and obligations with the written consent of THE INTERESTED PARTY; this can not be denied without reasonable cause.

TWENTY SECOND

The headlines or titles in this Contract have the purpose to facilitate the reference of Clauses herein but do not affect nor limit the interpretation of the same.

NOTIFICATIONS

TWENTY THIRD

Any notification relating this Contract must be made in writing and can be delivered by hand or through registered prepaid mail, certified mail or fax addressed accordingly to:

THE INTERESTED PARTY FABIO MONTANARI, Via il Perugino 8, 09121 CAGLIARI Italy, Phone +39 070 5434441 or +39 347 351 8362, Fax +39 070 5489016 E-mail: fabiomontanari1@gmail.com

10

(TWO UNINTELLIGIBLE SIGNATURES)

THE TITLE HOLDER, Mr. Antonio Augustin Giulianotti, Dr. Aparicio Street, No. 667, Borough of Nieva, of the city of San Salvador de Jujuy, Province of Jujuy, Phone +54 (0) 388 4242722 or +54 388 581 5066 E-mail tumicul@hotmail.com

Any notification sent through fax will be considered as delivered and received on a working day after the date of delivering the fax.

Any party can in any time notify the other in writing and evidently the change of address and starting the effective date of delivery of such notification, the new address then specified will be considered as the address of that party on regards to notifications.

As proof of acceptance, the parties sign four originals with same content and with one purpose, in the city of San Salvador de Jujuy, Province of Jujuy, Republic of Argentina on July 6th, 2007

(TWO UNINTELLIGIBLE SIGNATURES)

(FOUR UNINTELLIGIBLE SIGNATURES)

SS de Jujuy, 07/06/2007.-

Book 140, folio 138, act 413

Stamps; 247534; 2475350.-

TWO NOTARY PUBLIC SEALS: CERTIFICATION OF SIGNATURES

NOTARY PUBLIC PAPER

NOTARY’S SEAL                                                         NATIONAL SEAL

Law 4884/96

CERTIFICATION OF SIGNATURES

A 00507466

S. S. de Jujuy, July 6th, 2007

The Undersigned and with Notary Seal CESAR RICARDO FRIAS, Acting Notary Public with Registry No.36 with domicile at San Martin Street No. 682 of this City.-

DO HEREBY CERTIFY; FIRST: THAT the signature(s) that appear(s) in this Public Deed attached to this folio (EXPLORATION CONTRACT WITH OPTION TO PURCHASE)

Is/are affixed in this act, in his presence, by the person (s) whose name(s) and identity card(s) are mentioned as follows:

ANTONIO AGUSTIN GIULIANOTTI, D N I  Nº 7379817 and of FABIO MONTANAR with Passport of the European Union, Republic of Italy E 571059. ---------------------------------

SECOND: That said person (s) acting  by own right Mr. Montanari for the company INCAS MINERAL, S A, Public Deed 387 of past date before me, actins as its President of the Board for which I give faith.—

THIRD; That the corresponding requirement(s) and signature(s) have been recorded simultaneously in the Book of Requirements No. 140 at Folio  138 Entry 413 attaching said document to such book the stamps No.    247535; 247534.

NOTARY PUBLIC’S SEAL AND SIGNATURE

THIS IS AN OFFICIAL AND TRUE TRANSLATION OF THE ORIGINAL DOCUMENT,                    Panama, July 10th, 2007

Form 8-K	Soltera Mining Corp.	Page 10

Exhibit 10.8

SHARE TRANSFER AGREEMENT

THIS SHARE TRANSFER AGREEMENT dated as of the 24th day of July, 2007,

BETWEEN:

NADWYNN SING, a businessman having an office at 1005 – 289 Drake Street, Vancouver, British Columbia, V6B 5Z5

(the “Vendor”)

AND:

FABIO MONTANARI, a businessman with Italian Passport No. E571059 with current domicile at Via il Perugino 8, No. 09121 Cagliari, Italy

Also representing KEVAN LYNTON ASHWORTH, SALVATORE MASSIMO MASCIA, CLAUDIO GAVIANO AND MARIO MAY LEE.

(the “Purchasers”)

WHEREAS:

A.

the Vendor is the registered and beneficial owner of 11 million shares of common stock (the “Shares”) of Soltera Mining Corp. ( the “Company”);

B.

the Vendor wishes to transfer the Shares to the Purchaser pursuant to the terms and conditions set out in this agreement;

C.

Montanari has sold all his shares in Incas Mineral, S.A. to the Company pursuant to the terms and conditions of a share acquisition agreement dated July 24th, 2007 (the “Share Acquisition Agreement”);

D.

Montanari will guarantee that Incas Mineral, S.A. will meet all requirements of the two exploration agreements entered into on July 6, 2007 until August 31, 2007 (the “Exploration Agrements”). For this proposal the Company will pay to Mr. Antonio Agustin Giulianotti the amount of US$ 180.000 as loan to Mr. Giulianotti requested by the contract that Mr. Giulianotti has with Incas Minerals. This entire sum will be secured by Montanari with the all amount of the Share that will be transferred to the Purchasers only when Mr Giulianotti will sign, for the amount received, a loan agreement with Soltera in the exact terms agreed by Soltera. Alternatively the entire sum will be secured with two projects that Montanari have optioned in Mexico: the Casita Colorada Project and the Real de Cananea Project.

E.

as a result of the acquisition of the shares by the Company pursuant to the Share Acquisition Agreement, the Vendor has received an indirect benefit as a shareholder of the Company;

F.

After the transaction the Purchasers will divide up the Shares using the following amounts: Fabio Montanari 8,300,000, Kevan Lynton Ashworth 2,000,000, Salvatore Massimo Mascia 400,000,

Claudio Gaviano 200,000 and Mario May Lee 100,000.

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of $1.00 and other good and valuable consideration paid by each party to the other, the receipt and sufficiency of which are acknowledged, the parties covenant and agree as follows:

1.

As additional consideration for Montanari selling his shares pursuant to the Share Acquisition Agreement and as a condition precedent to the Share Acquisition Agreement, the Vendor agrees to transfer the Shares to the Purchasers at no cost.

2.

The Vendor represents and warrants to the Purchasers that:

a.

the Vendor owns his respective Shares as the legal and beneficial owner thereof, free of all liens, claims, charges and encumbrances of every nature and kind whatsoever.  The Shares are fully paid and non-assessable and the Vendor has due and sufficient right and authority to enter into this agreement on the terms and conditions herein set forth and to transfer the legal and beneficial title and ownership of the Shares to the Purchasers.

b.

No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of the Shares.

3.

Montanari represents and warrants to the Vendor that he represents the Purchasers and is able to sign to accept the share transfer on the behalf of the Purchasers.

4.

This agreement will enure to the benefit of and will be binding upon the Vendor and his respective successors and assigns and upon the Purchasers and his respective successors and assigns.

5.

The parties will sign such further assurances and other documents and instruments and do such further and other things as may be necessary to implement and carry out the intent of the agreement.

IN WITNESS WHEREOF the parties have hereunto set their hands and/or corporate seals as of the day and year first above written.

SIGNED, SEALED and DELIVERED	)
by Nadwynn Sing in the presence of:	)
)
/s/ witness	)
Signature of Witness	)	/s/ Nadwynn Sing
)
	)	NADWYNN SING
Name of Witness	)
)
)
Address	)
)
Occupation:	)

SIGNED, SEALED and DELIVERED	)
by Fabio Montanari in the presence of:	)
)
/s/ witness	)
Signature of Witness	)	/s/ Fabio Montanari
)
	)	FABIO MONTANARI
Name of Witness	)
)
)
Address	)
)
Occupation:	)

Form 8-K	Soltera Mining Corp.	Page 11

Exhibit 10.9

LOAN AGREEMENT

THIS LOAN AGREEMENT dated the 30th day of July, 2007,

AMONG:

SOLTERA MINING CORP., a company incorporated under the laws of the State of Nevada and having an office located at 1005 – 289 Drake Street, Vancouver, British Columbia, V6B 5Z5

(“Soltera”)

AND:

INCAS MINERAL, S.A., a company incorporated under the laws of Argentina and having an office located at 1005 – 289 Drake Street, Vancouver, British Columbia, V6B 5Z5

(“Incas”)

AND:

ANTONIO AUGUSTIN GIULIANOTTI, DNI No. 7.379.817, having an office at Dr. Aparicio Street, No. 667, Borough of Nieva, San Salvador de Jujuy

(the “Borrower”)

WITNESSES THAT WHEREAS:

A.

Incas is a wholly-owned subsidiary of Soltera;

B.

Incas is required to lend US$180,000 to the Borrower pursuant to the terms and conditions of an option agreement dated July 6, 2007 between the Borrower and Incas (the “Option Agreement”);

C.

the Borrower desires to borrow US$180,000 from Soltera upon and subject to the terms and conditions hereinafter set forth;

D.

Soltera is willing to lend on behalf of Incas US$180,000 to the Borrower subject to the terms and conditions and for the purposes set out in this agreement;

NOW THEREFORE in consideration of the mutual agreements herein contained, the parties hereto mutually covenant and agree as follows:

LOAN AGREEMENT	PAGE 2 OF 15

ARTICLE 1

INTERPRETATION

1.1

Definitions.  Where used herein or in any amendment hereto, unless the context otherwise requires, each of the words and phrases set out in Schedule “A” have the meanings set forth therein.

1.2

Included Words.  Wherever the singular or the masculine is used herein the same will be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

1.3

Headings.  The headings to the parts and clauses of this Loan Agreement are inserted for convenience only and will not affect the construction hereof.

1.4

References.  Unless otherwise stated, a reference herein to a numbered or lettered article, section, clause or part refers to the clause or part bearing that article, section, number or letter in this Loan Agreement.  A reference to this Agreement or herein means this Loan Agreement, including the Schedules hereto, together with any amendments thereof.

1.5

Currency.  All dollar amounts expressed herein refer to lawful currency of the United States.

ARTICLE 2

TERMS OF LOAN

2.1

Purpose of Loan.  The parties agree that the Loan will be used to purchase a backhoe to be used on the Property for the exploration and exploitation of the alluvial part of the optioned deposit.

2.2

Conditions to Initial Disbursement.  Soltera will not be required to disburse any part of the Loan until fulfilment of the following conditions:

(a)

Soltera has become the sole shareholder of Incas;

(b)

the Option Agreement will valid and in full force and effect;

(c)

execution by the Borrower and delivery to Soltera of this Loan Agreement;

(d)

grant by the Borrower and delivery to Soltera of the General Security Declaration;

(e)

notarization of the General Security Declaration translated to Spanish by a public notary in Argentina.

(f)

receipt by Soltera of certified copies of all documents evidencing all action taken by the Borrower authorizing the execution and delivery of this Loan Agreement and the General Security Declaration, all to be satisfactory in form and substance to Soltera and its Legal Counsel.

2.3

Interest.  The Loan will bear no interest.

LOAN AGREEMENT	PAGE 3 OF 15

2.4

Repayment.  The principal advanced under the Loan and any other sums outstanding hereunder will be repaid in full to Soltera on the Maturity Date pursuant to the payment schedule set out in Schedule “C” attached hereto.

2.5

Prepayment of the Loan.  The Borrower may prepay the whole or any part of the principal amount outstanding under the Loan at any time without notice, penalty or bonus.

2.6

Payment to Soltera.  All payments made under this Loan Agreement will be made to Soltera or at its direction.

2.7

Sale of Assets.  If the Borrower sells any Asset other than in the ordinary course of business without the written consent of Soltera, all payments of principal as set out in Schedule “C” will accelerate and become due and owing on the date of closing of the sale of the Assets.

ARTICLE 3

SECURITY

3.1

Delivery.  The Borrower will deliver the General Security Declaration to Soltera as general and continuing security for:

(a)

the Loan and any other sums owing by the Borrower to Soltera hereunder; and

(b)

all and every indebtedness and liability, present and future, direct or indirect, absolute or contingent of the Borrower to Soltera arising under or pursuant to this Loan Agreement.

3.2

Demand.  Soltera will not demand payment thereof prior to the Maturity Date until the occurrence of an Event of Default.

3.3

Limitation of Claim.  Soltera, in realizing on the General Security Declaration or on the security thereof, will not claim under the General Security Declaration any greater amount in aggregate than the aggregate of the liabilities and indebtedness of the Borrower to Soltera under this Loan Agreement existing at that time.

3.4

Extensions.  Soltera may grant extensions, take and give up securities, accept compositions, grant releases and discharges and otherwise deal with the Borrower and with other parties, sureties or securities as Soltera may see fit without prejudice to the liability of the Borrower or to Soltera’s rights herein.

3.5

No Discharge.  The General Security Declaration will not operate so as to create any discharge of any indebtedness or liability of the Borrower hereunder, or of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security of any form held or which may hereafter be held by Soltera from the Borrower or from any other person whomsoever.

3.6

Waiver.  Soltera may waive any breach by the Borrower of this Loan Agreement or of any default by the Borrower in the observance or performance of any covenant or condition required to be observed or performed by the Borrower hereunder or under the General Security Declaration.  No failure or delay on the part of Soltera to exercise any right, power or remedy given herein or by

LOAN AGREEMENT	PAGE 4 OF 15

statute or at law or in equity or otherwise will operate as a waiver thereof, nor will any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right, power or remedy, nor will any waiver by Soltera be deemed to be a waiver of any subsequent similar or other event.

3.7

Indemnification. The Borrower agrees to indemnify and hold Soltera harmless of and from any and all liability, loss or damage which they may or might incur by reason of any claim or demand against them based on their alleged assumption of the Borrower’s duty and obligation to perform and discharge the terms, covenants and agreements in any lease, contract or otherwise.

ARTICLE 4

COVENANTS

4.1

Continuing Covenant.  The Borrower covenants and agrees that, except with the prior written consent of Soltera, until all amounts due or to become due under this Loan Agreement have been paid in full to Soltera, it will duly perform and observe each and all of his covenants and agreements herein set forth.

4.2

Other Encumbrances.  The Borrower will not create, assume or have outstanding, except to Soltera, any mortgage, pledge, charge, assignment or other security, whether fixed or floating, on the Assets ranking or purporting to rank or capable of being enforced in priority to or pari passu with the General Security Declaration provided that Soltera agree to subordinate its interest in favour of any bank financing that the Borrower requires for the general operations of the Property.  The Borrower agrees not to obtain any such bank financing without first obtaining Soltera’s consent, which will not be withheld unreasonably.

4.3

Inspection.  The Borrower will permit Soltera at any time and from time to time to enter the Property and to inspect the Assets.

4.4

Insurance.  The Borrower will insure and keep insured its Property and Assets against all insurance hazards specified by Soltera, with insurers and for amounts approved by Soltera and will assign the policies of such insurance to Soltera.  The Borrower will at all times maintain public liability insurance in amounts specified by Soltera with insurers approved by Soltera.

4.5

Loss Payable.  Loss under all policies of insurance assigned to Soltera pursuant to Section 4.4 will be payable to Soltera as its interest may appear.  The Borrower will cause all such policies to contain a provision that the policies will not be changed or amended in any way nor cancelled until 30 days after written notice to Soltera.  Certified copies of all such policies of insurance, including renewals, will be lodged with Soltera.  The Borrower will pay all premiums as the same become due and payable in respect of such insurance.

4.8

Insurance Renewal.  If any insurance required to be maintained hereunder is not effected or not kept duly renewed, Soltera may effect or renew such insurance, and if default be made in the payment of premiums by the Borrower, Soltera may pay the same and such sums of money will be payable by the Borrower to Soltera forthwith upon demand.

4.9

Payment of Proceeds.  If any loss of property occurs in respect of which insurance proceeds are payable to Soltera, Soltera may at their option elect to apply the insurance proceeds payable to

LOAN AGREEMENT	PAGE 5 OF 15

them as a prepayment of the Borrower’s obligations hereunder to be accepted without notice or bonus.

4.10

Expenses.  The Borrower will pay to Soltera forthwith after notification thereof, all reasonable fees and disbursements of Soltera’s Legal Counsel and all out-of-pocket expenses incurred by Soltera relating to the Loan, this Loan Agreement or the General Security Declaration or in recovering or enforcing payment of any indebtedness or liability of the Borrower to Soltera or in realizing upon the General Security Declaration, including without limitation, fees and expenses of engineers or architects retained by Soltera for the purposes hereof, appraisal fees and expenses of taking possession, protecting and realizing upon the Property.

4.11

Taxes.  The Borrower will pay all taxes, rates and assessments on the Property and the Assets required to be paid by it.

4.12

Further Charges.  The Borrower will grant to Soltera fixed and specific mortgages, on the backhoe (that have a value as buy price of US$ 300,000.00) and on the two property (Cerro Zapaleri and Mina El Torno) object of the contract between Antonio Agustin Giulianotti and Incas Minerals signed in Jujuy the 06th July 2007.  The Borrower will assist Soltera in obtaining any consents required for the effectiveness of any specific mortgage.

ARTICLE 5

REPRESENTATIONS AND WARRANTIES

5.1

General.  The Borrower represents and warrants to Soltera as set forth in this Article 5.  All representations and warranties made hereunder will survive the delivery of the General Security Declaration to Soltera and the Disbursement and no investigation at any time made by or on behalf of Soltera will diminish in any respect whatsoever its rights to rely thereon.  All statements contained in any certificate or other instrument delivered by or on behalf of the Borrower pursuant to this Loan Agreement will constitute representations and warranties made by the Borrower hereunder.

5.2

Binding Effect.  This Loan Agreement and the General Security Declaration have been duly and validly authorized, executed and delivered by the Borrower to Soltera and are valid obligations of the Borrower legally binding on it and enforceable in accordance with their respective terms.

5.3

Contravention of Law.  Neither the execution and delivery of this Loan Agreement or the General Security Declaration, nor the performance of or compliance with their respective terms will contravene any provision of any law, regulation, order or permit applicable to the Borrower, or result in a breach, or constitute a default under, or require any consent under the terms or conditions of any agreement or instrument to which the Borrower is a party or by which the Borrower is bound.

5.4

Compliance with Other Instruments.  The Borrower is not in default under any agreement or instrument to which he is a party and which default may materially adversely affect his business, assets or financial condition.

5.5

Litigation.  There are no pending or threatened actions or proceedings against the Borrower before any court or administrative agency that may materially adversely affect his business or financial condition.

LOAN AGREEMENT	PAGE 6 OF 15

5.6

Encumbrances.  The Borrower has not granted any encumbrances of any kind in any of the Assets collateralizing the Loan, which would have priority to or pari passu with this Loan Agreement or the General Security Declaration.

5.7

Option Agreement.  The Option Agreement is valid and remains in full force and effect as of the date of this agreement and Incas is not in default of any term or condition of the Option Agreement.

5.8

Loan.  The receipt of the principal advanced under the Loan will satisfy the July 30, 2007 payment as more particularly described in the TENTH Clause of the Option Agreement.

ARTICLE 6

EVENTS OF DEFAULT AND REMEDIES

6.1

Events of Default.  Any one or more of the following events will constitute an Event of Default (whether any such Event of Default will be voluntary or involuntary or be effected by operation of law or pursuant to or in compliance with any judgement, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)

the failure by the Borrower to make any payment within 90 days after its due date;

(b)

the failure by the Borrower to repay the balance outstanding of the Loan on the Maturity Date;

(c)

the failure by the Borrower to perform or observe any of the covenants, conditions or agreements to be performed or observed by the Borrower hereunder, other than as set out in Section 6.1(a) and (b), which failure continues unremedied for a period of 90 days after delivery by Soltera of written notice thereof to the Borrower;

(d)

the default by the Borrower under the General Security Declaration, which default continues unremedied for a period of 90 days after written notice thereof by Soltera to the Borrower;

(e)

the making of any representation or warranty by the Borrower herein or in any document or certificate furnished to Soltera in connection herewith or pursuant hereto that proves at any time to be materially incorrect, as of the date made;

(f)

the making by the Borrower of a proposal or general assignment for the benefit of his creditors or other acknowledgement of his insolvency;

(h)

the appointment of a receiver, receiver-manager or receiver and manager of the Borrower or Assets;

(i)

the enforceability of any execution, sequestration, extent or any other process of any Court against the Borrower or the levy of a distress or analogous process upon the Property or Assets or any part thereof unless the execution, sequestration, extent or other process of the Court or distress or analogous process is in good faith disputed

LOAN AGREEMENT	PAGE 7 OF 15

by the Borrower and the Borrower gives adequate security to Soltera to pay in full the amount claimed; and

(j)

the default by the Borrower in the payment of any indebtedness whatsoever to any third party, which default continues unremedied for a period of seven days after written notice thereof to the Borrower and the Borrower is not then contesting such default in good faith and with the provision of security adequate to Soltera.

6.2

Remedies Upon Default.  Upon the occurrence of any Event of Default and at any time thereafter, provided that the Borrower has not therefor remedied all outstanding Events of Default, Soltera may, in their discretion, by notice to the Borrower, declare this Loan Agreement to be in default.  At any time thereafter, while the Borrower will not have remedied all outstanding Events of Default, Soltera, at their discretion and subject to compliance with any mandatory requirements of applicable law then in effect, may:

(a)

terminate any of its obligations under the Loan Agreement;

(b)

declare the then outstanding balance on the Loan, costs and all moneys owing by the Borrower and all liabilities of the Borrower under the General Security Declaration to be immediately due and payable and such moneys and liabilities will forthwith become due and payable without presentment, demand, protest or other notice of any kind to the Borrower, all of which are hereby expressly waived; and

(c)

demand payment under the General Security Declaration and exercise any or all of its remedies under the General Security Declaration and any other security held from the Borrower.

6.3

Other Securities.  The rights and powers conferred by Section 6.2 are in addition to and not in substitution for the General Security Declaration or any other security or securities that Soltera now or from time to time may hold or take from the Borrower in relation to this Loan Agreement.

6.4

Remedies Non-Exclusive.  No remedy herein or in the General Security Declaration conferred on Soltera is intended to be exclusive.  Each and every remedy will be cumulative and will be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.  The exercise or commencement of exercise by Soltera of any one or more of such remedies will not preclude the simultaneous or later exercise by Soltera of any or all other such remedies.

ARTICLE 7

MISCELLANEOUS

7.1

Notices.  Any notice, direction or other instrument required or permitted to be given under this Loan Agreement or the General Security Declaration will be in writing and may be given by delivering same or sending same by courier, telegram, facsimile (fax), telecommunication device or other similar form of communication to the following addresses:

LOAN AGREEMENT	PAGE 8 OF 15

If to Soltera or Incas:

Soltera Mining Corp.

1005 – 289 Drake Street

Vancouver, B.C.

V6B 5Z5

Fax No.:  604-664-0671

If to the Borrower:

Antonio Augustin Giulianoti

Dr. Aparicio Street, No. 667

Barrio de Nieva

San Salvador de Jujuy

Fax No.:  +54 388 42 42 722

E-Mail. tumicul@hotmail.com

Any notice, direction or instrument aforesaid will:

(a)

if delivered, be deemed to have been given or made at the time of delivery;

(b)

if sent by courier, be deemed to have been given or made on the date of receipt as indicated by the tracking system of the courier; and

(c)

if sent by telegraph, facsimile (fax), telecommunication device or other similar form of communication, be deemed to have been given or made on the date following the day on which it was sent.

Any party may give written notice of change of address in the same manner, in which event such notice will thereafter be given to it as above provided at such changed address.

7.2

Set-Off or Counterclaim.

(a)

The obligation of the Borrower to make all payments hereunder will be absolute and unconditional and will not be affected by any circumstance, including without limitation:

(i)

any set-off, compensation, counterclaim, recoupment, defence or other right that the Borrower may have against Soltera, or anyone else for any reason whatsoever;

(ii)

any insolvency, bankruptcy, reorganization or similar proceedings by or against the Borrower.

(b)

The Borrower hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon

LOAN AGREEMENT	PAGE 9 OF 15

it, by statute or otherwise, to terminate, cancel, quit or surrender this Loan Agreement or to exercise any of the rights referred to in clause 7.2(a)(i).

(c)

If for any reason whatsoever this Loan Agreement is terminated in whole or in part by operation of law or otherwise, except as specifically provided herein, then the Borrower agrees to pay to Soltera an amount in accordance with the terms hereof had this Loan Agreement.  Each payment made by the Borrower will be final and the Borrower will not seek to recover all or any part of such payment from Soltera for any reason whatsoever.

7.3

Amendments.  Neither this Loan Agreement nor any provision hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

7.4

Time of Essence.  Time is expressly declared to be of the essence of this Loan Agreement in respect of all payments to be made hereunder and all covenants and agreements to be performed and fulfilled.  Any extension of time hereunder will not be deemed to be or to operate in law as a waiver on the part of Soltera that time is to be of the essence of this Loan Agreement.

7.5

Assignment.  The Borrower will not, without the prior written consent of Soltera, assign any of its rights hereunder.

7.6

Other Indebtedness.  Nothing contained in this Loan Agreement will prejudice or impair any rights or remedies Soltera may have with respect to other loans that Soltera may take or have made to the Borrower.

7.7

Entire Agreement.  This Loan Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and undertakings whether oral or written relative to the subject matter hereof.

7.8

Payment Dates.  If the date upon which any act or payment hereunder is required to be done or made falls on a day that is not a business day, then such act or payment will be performed or made on the following business day.

7.9

No Merger of Judgment.  The taking of a judgement on any covenant contained herein or on any covenant set forth in any other security for payment of any indebtedness hereunder or performance of the obligations hereby secured does not operate as a merger of any such covenant or affect Soltera’ right to any money owing to Soltera under any covenant herein or therein set forth.

7.10

Severability.  If any one or more of the provisions contained in this Loan Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

7.11

Parties in Interest.  This Loan Agreement will enure to the benefit of and be binding on Soltera, Incas, and the Borrower and their respective successors and permitted assigns.

LOAN AGREEMENT	PAGE 10 OF 15

7.12

Governing Law.  This Loan Agreement will in all respects be governed by and be construed in accordance with the laws of the Argentina Republic.

IN WITNESS WHEREOF the parties have hereunto set their hands and/or corporate seals as of the day and year first above written.

SOLTERA MINING CORP.
Per:

/s/ Authorized Signatory
AUTHORIZED SIGNATORY

INCAS MINERAL, S.A.

Per:

/s/ Authorized Signatory
AUTHORIZED SIGNATORY

/s/ Antonio Augustin Giulianotti

ANTONIO AUGUSTIN GIULIANOTTI

LOAN AGREEMENT	PAGE 11 OF 15

SCHEDULE “A”

Schedule “A” to that certain Loan Agreement among

Soltera Mining Corp., Incas Mineral, S.A., and Antonio Augustin Giulianotti

made as of the 30th day of July 2007.

(number of pages including this one:  2)

DEFINITIONS

(Referred to in Section 1.1 of the Loan Agreement)

“Assets” means a Backhoe to be purchased by the Borrower.

“Borrower” means Antonio Augustin Giulianoti and his successors and permitted assigns.

“Disbursement” means any advance in whole or in part of the Loan made by Soltera to the Borrower.

“Event of Default” means any event set forth in Section 6.1.

“Incas” means Incas Mineral, S.A. and its successors and assigns.

“Legal Counsel” where used in reference to Soltera means the legal counsel engaged by Soltera from time to time and where used in reference to the Borrower means the legal counsel engaged by the Borrower from time to time.

“Loan” means the loan by Soltera in the amount of US$180,000.

“Loan Agreement” means this Loan Agreement including the Schedules hereto together with any amendments hereof.

“Maturity Date” means May 1, 2009.

“Option Agreement” means the exploration agreement with an option to purchase dated July 6, 2007 between the Borrower and Incas.

“Property” means the mining property as more particularly described on page 1 of the Option Agreement.

“Soltera” means Soltera Mining Corp. and its successors and assigns.

LOAN AGREEMENT	PAGE 12 OF 15

SCHEDULE “B”

Schedule “B” to that certain Loan Agreement among

Soltera Mining Corp., Incas Mineral, S.A., and Antonio Augustin Giulianotti

made as of the 30th day of July 2007.

(number of pages including this one:  2)

ASSETS

See attached detailed description of purchased backhoe. (To be attached when detailed description is available).

LOAN AGREEMENT	PAGE 13 OF 15

SCHEDULE “C”

Schedule “C” to that certain Loan Agreement among

Soltera Mining Corp., Incas Mineral, S.A., and Antonio Augustin Giulianotti

made as of the 30th day of July 2007.

(number of pages including this one:  1)

PAYMENT SCHEDULE

The principal advanced under the Loan and any other sums outstanding hereunder will be repaid in full to Soltera on the Maturity Date pursuant to the following payment schedule:

Payment #	Payment Date	Payment Amount
1	December 1, 2007	$10,000
2	January 1, 2008	$10,000
3	February 1, 2008	$10,000
4	March 1, 2008	$10,000
5	April 1, 2008	$10,000
6	May 1, 2008	$10,000
7	June 1, 2008	$10,000
8	July 1, 2008	$10,000
9	August 1, 2008	$10,000
10	September 1, 2008	$10,000
11	October 1, 2008	$10,000
12	November 1, 2008	$10,000
13	December 1, 2008	$10,000
14	January 1, 2009	$10,000
15	February 1, 2009	$10,000
16	March 1, 2009	$10,000
17	April 1, 2009	$10,000
18	May 1, 2009	$10,000

LOAN AGREEMENT	PAGE 14 OF 15

SCHEDULE “D”

Schedule “D” to that certain Loan Agreement among

Soltera Mining Corp., Incas Mineral, S.A., and Antonio Augustin Giulianotti

made as of the 30th day of July 2007.

(number of pages including this one:  3)

GENERAL SECURITY DECLARATION

See attached.

LOAN AGREEMENT	PAGE 15 OF 15

GENERAL SECURITY DECLARATION

I, ANTONIO AUGUSTIN GIULIANOTTI, DNI No. 7.379.817, having an office at Dr. Aparicio Street, No. 667, Borough of Nieva, San Salvador de Jujuy, declare that I will borrow US$180,000 from Soltera Mining Corp and that I will use these funds to purchase a backhoe as described in a Loan Agreement that I signed on the ____ day of July 2007.  In the case that I default on the Loan Agreement, I authorize that Soltera Mining Corp. can use the remedies available to it to recover funds that become due.

Date: ___________________________________

_________________________________________
ANTONIO AUGUSTIN GIULIANOTTI

NOTARIZED COPY OF PASSPORT IDENTIFICATION PAGE ATTACHED